UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2011

SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Newpoint Place, Suite 450, Lawrenceville, Georgia	30043
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers and Appointment of Certain Officers.

(b) - (c) Effective as of November 18, 2011, the Board of Directors of SED International Holdings, Inc., a Georgia corporation (AMEX: SED) (the “Company”), re-elected Lyle Dickler to the position of Chief Financial Officer of the Company, which position was previously held by him from May 2008 through December 2010.  Mr. Dickler has been with the Company since June 2005 and will also continue to serve as its Vice President of Finance, Secretary and Treasurer.  He replaces J. Stanley Baumgartner, Jr. who resigned as the Company’s Senior Vice President of Finance and Chief Financial Officer on the same date for personal reasons.

No family relationship exists between Mr. Dickler and any director or executive officer of the Company.

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: November 21, 2011	By: /s/ Jonathan Elster
Jonathan Elster, Chief Executive Officer